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                                                                      EXHIBIT 23










                      CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-56307) of Fretter, Inc. of our report dated April 28, 1995 appearing on page 30 of this Form 10-K.




Price Waterhouse LLP
Detroit, Michigan 48243
May 1, 1995